TAYLOR DEVICES, INC.
                         90 Taylor Drive
                 North Tonawanda, New York  14120


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. ("Company") will be held at the University Inn & Conference Center, 2401 North Forest Road, Amherst, New York, on November 6, 1998, at 10:00 A.M. for the following purposes:

     1. To approve and adopt a change to the By-Laws of the Company, eliminating the requirement to annually elect directors and substituting in its stead, creation of a classified Board of Directors, permitting the sequential election of nominees to each class of directors every three years on a rotating basis.

     2.   (a)  If item 1 above is adopted:

               To elect five directors of the Company, one of whom shall serve a one year term expiring in 1999; two of whom shall each serve a two year term expiring in 2000; and two of whom shall each serve a three year term expiring in 2001, or until the election and qualification of their successors;
               or

          (b)  If item 1 above is not adopted:

               To elect five directors of the Company, each to serve for the ensuing year until the next annual meeting or until the election and qualification of his successor.

     3. To approve and adopt the 1998 Taylor Devices, Inc. Stock Option Plan, and reserve 125,000 shares of the Company's common stock for grant of options under the Plan to certain employees and directors of the Company.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on September 23, 1998 will be entitled to notice of and to vote at the meeting.

          SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO
DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /S/ Joseph P. Gastel

                              Joseph P. Gastel, Secretary



DATED:    September 28, 1998
          North Tonawanda, New York

                        PROXY STATEMENT
                            FOR THE
                 ANNUAL MEETING OF SHAREHOLDERS
                               OF
                      TAYLOR DEVICES, INC.


                    _________________________



     TO BE HELD AT THE UNIVERSITY INN & CONFERENCE CENTER,
           2401 NORTH FOREST ROAD, AMHERST, NEW YORK
                        NOVEMBER 6, 1998

          This Proxy Statement is furnished to Shareholders by the Board of Directors of Taylor Devices, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on November 6, 1998, at 10:00 A.M., and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are being mailed to Shareholders commencing on or about September 28, 1998.

          If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions. Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use by written notice to the Secretary of the Company.

                RECORD DATE AND VOTING SECURITIES

          The By-Laws of the Company provide that the Annual Meeting of Shareholders shall be held at any time within six (6) months after the end of the fiscal year. In accordance with the By-Laws, the Board of Directors has established November 6, 1998, as the date for this year's Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on September 23, 1998, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On September 23, 1998, the Company had outstanding and entitled to vote a total of 2,771,925 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.



                    CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as to persons known by the Company to be the beneficial owners of more than 5% of the Company's common stock:

Name and Address        Amount and Nature of
of Beneficial Owner     Beneficial Ownership     Percent of Class

Tayco Developments, Inc.      697,567                  25.2%
100 Taylor Drive
North Tonawanda, NY 14120

The Cameron Baird Foundation  337,900                  12.242%
1350 One M&T Plaza
Buffalo, NY 14203

(1) In addition to shares owned in the Company, the Taylor family also owns shares in Developments. Mr. Paul H. Taylor, the father of Douglas P. Taylor and the father-in-law of Richard G. Hill, owns 31,188 shares or 3% of Developments's stock (for an attributed control of 1.4% in the Company). Including Paul H. Taylor's beneficial ownership interests in the Company and Developments, but excluding shares beneficially owned by Messrs. Douglas P. Taylor and Richard G. Hill in either the Company or Developments, the Taylor family owns or controls 18,657 shares or .06% of the Company's stock and 133,263 shares or 13.4% of Developments' stock. As to all such shares, Messrs. Taylor and Hill disclaim any beneficial interest. Information presented has been supplied by the Company as transfer agent.

(2) Information regarding The Cameron Baird Foundation has been taken from Amendment No. 10 to Schedule 13D filed August 10, 1998 with respect to Company stock by the following persons: Aries Hill Corp., 48,500 shares 1.757%); Brent D. Baird, 33,000 shares (1.196%), including 10,000 shares held in Trubee, Collins & Co.'s pension plan for the benefit of Brent D. Baird; Bridget B. Baird, as Successor Trustee, 10,000 shares (.362%); Bridget B. Baird Individually 10,000 (.362%); Bridget B. Baird as C/F Alexis B. Baird 5,000 (.181%); Bridget B. Baird as C/F Cameron B. Blevins 5,000 (.181%); The Cameron Baird Foundation, 337,900 shares (12.242%); Jane D. Baird, 61,500 shares (2.228%); Anne S. Baird,
5,000 shares (.181%); David M. Stark, as Successor Trustee, 3,000 shares (.109%); and Brian D. Baird as successor trustee 25,000 (.906%) total of filing persons, 503,900 shares (19.705%). According to the Schedule 13D filed August 12, 1998, these entities in the aggregate own 49,700 shares (5.019%) of the Common Stock of Developments. The persons filing such Schedule 13D, rather than the Company or Developments, are responsible for the accuracy and completeness of such information.


                     PROPOSAL TO AMEND BY-LAWS
       TO CREATE AND ELECT A CLASSIFIED BOARD OF DIRECTORS

          In connection with the election of nominees to the Company's Board of Directors, the Board has approved and recommends for approval by the Shareholders an amendment to the Company's By-Laws (the "By-Law Amendment"), creating a classified board of directors ("Classified Board"). If the By-Law Amendment is approved, commencing with the election held this Annual Meeting of Shareholders, each director will be elected to one of three classes for a term of years. The Board will be divided into three Classes.

          Under the Business Corporation Law of New York (the "BCL"), the proposed Classified Board must have as nearly equal a number of directors in each Class as possible, based upon the total number of directors constituting the entire Board. Assuming adoption of the proposal, the initial term of office of the directors in the first Class will expire at the next succeeding annual meeting of shareholders following adoption of the By-Law Amendment. The terms of office of the second and third Classes will expire at the second and third annual meetings of shareholders following the date of adoption of the By-Law Amendment, respectively. Commencing next year and each successive year, as the terms of office of the directors of each Class expire, successors to directors of each Class will be elected to serve for three-year terms, or until their successors are elected and qualified. A director elected by the Board to fill a vacancy or a newly created directorship will not be classified, but will be elected and hold office until the next annual meeting of shareholders.

          Under the current By-Laws, all of the directors are elected at each annual meeting of shareholders. As a result, the holders of a majority of the Company's shares could replace a majority, or all, of the directors at one annual meeting. Classification will have the effect of slowing changes in the composition of the Board because, absent vacancies in the Board due to directors' retirement, resignation, illness and the like, fewer than half of the Board positions will be subject to election each year. Thus, classification of the Board helps contribute to continuity and stability in management of the Company.

          If the By-Law Amendment is adopted, at least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board. Such a delay may help ensure that the Company's directors, if confronted by a third party attempting to force a proxy contest, a tender or exchange offer, or other extraordinary corporate transaction, will have sufficient time to review the proposal, as well as any available alternatives, and act in a manner that management believes to be the best interests of the Shareholders. Classification provisions could also have the effect of discouraging a third party from initiating a proxy contest, making a tender offer, or otherwise attempting to obtain control of the Company, even though such an attempt might be result in a short-term financial benefit for the Company and its Shareholders. Classification of the Board could also increase the possibility that incumbent directors will retain their positions, if they so desired.

          The Board of Directors recommends that the Shareholders approve the By-Law Amendment, because the Board wishes to increase the stability of the Company in the event that the Board receives any unsolicited proposal for a business combination or change in control. Should that occur, the Board believes that the By-Law Amendment will maximize its ability to make a reasoned and informed decision concerning the alternatives which are in the best interests of the Shareholders.

Item 1.            APPROVAL OF BY-LAW AMENDMENT

          Shareholders are requested to approve and adopt the following resolution:

          RESOLVED, that in accordance with Article VIII, Section
1 of the Company's By-Laws, Sections 3 and 6 are hereby amended, as follows:

          Section 3 of the By-Laws is hereby deleted in its entirety and the following substituted in its place:

               Section 3. The Board of Directors shall be comprised of three Classes, each such Class to be as nearly equal in number as possible. At each annual meeting of shareholders, each Director shall be elected to hold office until expiration of the term of that Director's Class, which shall in each instance be three years, or until such Director's successor is elected and qualified; provided however, that the terms of office of Directors initially classified and elected shall be as follows: the term of the first Class shall expire at the next annual meeting of shareholders following approval of classification; the term of the second Class at the second succeeding annual meeting following approval of classification; and the term of the third Class at the third succeeding annual meeting following approval of classification.

          Section 6 of the By-Laws is hereby amended to delete the sentence which appears in brackets, and add the sentences which appear in italics:

               Section 6.     Newly created Directorships
               resulting from an increase in the number of Directors and vacancies occurring in the Board of Directors for any reason whatsoever shall be filled by a vote of a majority of the Directors then in office, although less than a quorum exists. [A Director elected to fill a vacancy or a newly created Directorship shall be elected to hold office until the next annual meeting of shareholders, and until his successor has been elected and qualified, or until such time as may be otherwise provided in Sections 4 and 5 herein.] A Director elected to fill a vacancy or a newly created Directorship shall not be classified, but shall be elected and hold office until the next annual meeting of shareholders, or until such time as may be otherwise provided for in Sections 4 and 5 herein. Any newly created Directorships, or any decrease in Directorships, shall be so apportioned among the Classes as to make all Classes as nearly equal as possible.

          The affirmative vote of a majority of all shares outstanding and entitled to vote are required for adoption of Item 1, approval of the By-Law Amendment.

          Management recommends a vote "FOR" Item 1.

Item 2.               ELECTION OF DIRECTORS

          Each person nominated for election at this annual meeting of shareholders has held various positions for the past five years with either the Company or another organization, as specified in the table below, and has sole voting power with respect to the securities beneficially owned. Beneficial ownership includes securities which could become exercisable within 60 days of the date of this Proxy Statement. In the event that any of the nominees are unable to serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. All nominees have previously served as directors and were elected at the annual meeting of shareholders held on October 30, 1997.

          If elected, each nominee has agreed to serve as a director, whether the By-Law Amendment (Item 1) is approved or not.

          If Shareholders approve the By-Law Amendment, the five nominees will stand for election to a Classified Board, and each will initially hold office for the term specified for the designated Class, or until the election and qualification of his successor:

Nominees and Directors

Name             Age    Principal     Elected   Number     % of
                        Occupation    Director  of Shares   Class
_________________________________________________________________
Class 1
Term expiring in 1999

Joseph P. Gastel  73    Patent           1984    63,124      2.3
      (1)               Attorney                    (4)



Class 2
Term expiring in 2000

Donald B. Hofmar  69   President of      1991    27,233      1.0
                       Bel Mar, Inc.                (4)

Richard G. Hill   48   Executive Vice    1991    54,096      2.0
      (1)              President of              (3)(4)
                       Company


Class 3
Term expiring in 2001

Douglas P. Taylor  50  President and     1976    60,568      2.2
      (1)              Chairman of the           (2)(4)
                       Board of the Company

Randall L. Clark   55  Chairman of the   1996    12,000       .4
      (5)              Board of Dunn Tire           (4)
                       Corporation


All directors and                               219,384      7.9
executive officers                                  (4)
as a group (6 persons)


(1) Messrs. Taylor and Hill are brothers-in-law, and both are directors of Tayco Realty Corporation ("Tayco Realty"). Mr.
Taylor, together with Mr. Gastel, are directors in Developments.

(2) Includes 2,307 shares held beneficially and of record by Sandra Taylor, wife of Douglas P. Taylor, and 7,042 shares held by her as custodian for their minor children. Also included are 38 shares held by Mr. Taylor as custodian for their minor children. As to all such shares, Mr. Taylor disclaims any beneficial ownership. These shares represent less than 1% of the Company's stock.

(3)  Includes 656 shares held by Joyce Taylor Hill, wife of Mr.
Hill and sister of Douglas P. Taylor, as custodian for their minor children. As to all such shares, Mr. Hill disclaims any beneficial ownership.

(4) Includes options granted to directors and officers and which have not been exercised, but which can be exercised within 60 days. These options were granted pursuant to the 1994 Taylor Devices, Inc. Stock Option Plan (the "1994 Stock Option Plan"), and the 1982 Non-Statutory and Incentive Stock Option Plans, which have expired (the "1982 Stock Option Plans"). See "Executive Compensation." No further options may be granted under the 1994 Plan after November 15, 1998. Management has proposed a new stock option plan for adoption by Shareholders. See "Approval of 1998 Taylor Devices, Inc. Stock Option Plan."

(5) Mr. Clark serves as Chairman of the Board of Dunlop Tire Corporation, and served as its Chief Executive Officer from 1985 to 1991. Mr. Clark also serves on the board of directors of several other area corporations, including, Acme Electric Corporation, a reporting company (NYSE).

          If Shareholders do not approve Item 1, the By-Law
Amendment, and a Classified Board is not created, each of the named nominees, if elected, will only hold office until the next annual meeting of shareholders or until the election and qualification of his successor.

          Nominees to the Board of Directors must be elected by a plurality of affirmative votes cast by Shareholders.

          Management recommends a vote "FOR" Item 2.

            BOARD OF DIRECTORS AND COMMITTEE MEETINGS

          In fiscal 1998, the Board of Directors met four times with 100% of the directors in attendance.

          The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Committee, comprised of Messrs. Taylor, Hill, and Gastel, met once in fiscal 1998 with all members in attendance.

          The Audit Committee is comprised of three of the Company's outside directors, Messrs. Clark, Gastel and Hofmar, and has, as its function, the review and implementation of accounting and audit procedures utilized by the Company internally, and as recommended by the Company's certified public accountants. The Audit Committee also makes recommendations to the Board regarding selection of the Company's accountants for the forthcoming fiscal year. The Audit Committee met three times in fiscal 1998, with all members in attendance.

          The Compensation Committee, comprised of Messrs. Clark, Gastel and Hofmar, was formed to review the compensation of the Company's executive officers, and make recommendations in that regard to the Board, as a whole. The Compensation Committee did not meet in fiscal 1998.

          The Stock Option Committee, formed in December 1994
to administer the Company's 1994 Stock Option Plan (the "1994 Plan"), is comprised of Messrs. Clark, Gastel and Hofmar. The 1994 Plan will expire on November 15, 1998. The Committee met once in fiscal 1998, with all members in attendance. If the 1998 Taylor Devices, Inc. Stock Option Plan (the "1998 Plan") is adopted at this Annual Meeting of Shareholders, the composition of the Committee will remain the same. See "Approval of 1998 Taylor Devices, Inc. Stock Option Plan".

          The Company does not have a standing nominating committee.

          In fiscal 1998, each member of the Board of Directors received a fee of $1,500 for each Board meeting attended. The fee is paid either in cash or, if requested by the director, credited toward future exercise of options held by such director. The Secretary of the meeting receives an additional $2,250 fee per meeting for services rendered in that capacity.

          In addition, and pursuant to the formula set forth in the 1994 Plan, each director received a grant of options for 5,000 shares of common stock. The option price of the stock was $4.28 which represents the closing price of the Company's common stock on the fixed date of grant, April 18, 1998. The mean of the closing price at September 18, 1998 was $3.25 per share.

          All directors may be considered to be "control persons" as that term is defined in the Securities Act of 1933.

                  CURRENT DIRECTORS AND OFFICERS

          For information on Messrs. Taylor, Hill, Gastel, Hofmar and Clark, see "Nominees and Directors" above.

KENNETH G. BERNSTEIN (51), Treasurer of the Company and Controller of Developments. Mr. Bernstein joined the Company as controller in 1992. He is also Director and Secretary of Tayco Realty. From
August 1981 to July 1992, he was employed as a management accountant and internal auditor by British Petroleum.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based solely on the Company's review of copies of forms received, or the written representations from reporting persons to the Company that no Forms 5 were required, the Company believes that all directors, officers and beneficial owners of more than 10% of the securities of the Company have timely filed all reports of ownership and changes in ownership in the Company's stock with the Securities and Exchange Commission, and that these reporting persons have been in compliance with reporting requirements for fiscal 1998, as required by Section 16(a) of the Securities Exchange Act of 1934.

                      EXECUTIVE COMPENSATION

          The following table sets forth certain information concerning compensation of and stock options held by the Company's Chief Executive Officer, Executive Vice President and Treasurer. No other current executive officers earn more than $100,000 annually in salary and bonus.


                    SUMMARY COMPENSATION TABLE

                                                   LONG-TERM
                   ANNUAL COMPENSATION          COMPENSATION AWARDS

                                         OTHER  UNDERLYING  ALL
NAME/PRINCI-  FISCAL                     ANNUAL  OPTIONS   OTHER
PAL POSITION   YEAR   SALARY($)  BONUS($) COMP($)  SARS#    COMP($)

Douglas P.     1998   $ 142,637 $ 816    $  -    5,000    $26,288
Taylor         1997   $ 130,173 $ 792    $  -    5,000    $24,501
Chairman       1996   $ 127,727 $ 928    $ 6,623 5,000    $23,543
President Chief
Executive Officer

Richard G.     1998    $112,429 $ 630    $  -     5,000   $26,130
Hill           1997    $101,169 $ 906    $  -     5,000   $23,436
Executive      1996    $95,141  $1,272   $ 3,312  5,000   $23,294
Vice Pesident

Kenneth G.     1998    $ 88,029 $ 144    $  -        -    $19,100
Bernstein      1997    $ 79,507 $ 120    $  -     1,000   $17,534
Treasurer      1996    $ 74,596 $ 116    $  -     1,000   $18,498

(1) Automotive vehicles owned by the Company are made available to the named President and Vice President and use of such vehicles is not limited to business purposes. The value of any personal economic benefit associated with such use cannot reasonably be determined by the Company.

(2) One of the named executive officers exercised options for fiscal 1998.

(3) Incentive options were granted pursuant to the terms of the 1994 Plan on April 18, 1998 at an option price of $4.28125, which is the mean of the bid/ask price of the Company's common stock on the date of grant.

(4) Other compensation, as paid and accrued to the above named executive officers, is as follows:

                                              401K/
                DIRECTORS   MGM'T    AUTO    STOCK PUR.  TOTAL
                  FEES      FEES   ALLOWANCE  PLAN
Douglas P. Taylor:
Fiscal 5/31/98  $ 6,750    $17,100  $ 1,800   $  638    $ 26,288
Fiscal 5/31/97  $ 5,950    $16,042  $ 1,800   $  709    $ 24,501
Fiscal 5/31/96  $ 5,000    $16,150  $ 1,800   $  593    $ 23,543

Richard G. Hill:
Fiscal 5/31/98  $ 6,750    $17,100  $ 1,800   $  480    $ 26,130
Fiscal 5/31/97  $ 5,950    $16,042  $ 1,800   $  644    $ 24,436
Fiscal 5/31/96  $ 5,000    $16,150  $ 1,800   $  444    $ 23,394

Kenneth G. Bernstein:
Fiscal 5/31/98  $   950    $17,100  $   -     $1,050    $ 19,100
Fiscal 5/31/97  $   850    $15,700  $   -     $  984    $ 17,534
Fiscal 5/31/96  $   850    $16,750  $   -     $  898    $ 18,498



                        OPTION/SAR GRANTS
                      IN FISCAL YEAR 5/31/98


                                                POTENTIAL REAL-
                                                IZABLE VALUE AT
                                                ASSUMED ANNUAL
                                                RATES OF STOCK
                                                PRICE APPRECIA-
                                                TION FOR OPTION
               INDIVIDUAL GRANTS                TERM

         NUMBER OF  %OF
         SECURITIES TOTAL                                 GRANT
         UNDERLYING OPTIONS                               DATE
         OPTIONS    GRANTED  EXER/  EXPIR-                PRESENT
         GRANTED(#) EMPL'EES BASE   ATION                 VALUE
NAME        (1)     IN F/Y   PRICE  DATE     5%     10%   ($)(2)


Douglas    5,000     20%    $4.28  4/18/03 $5,912 $13,065 $12,100
Taylor,
Chairman,
President and CEO

Richard    5,000      20%    $4.28  4/18/03 $5,912 $13,065 $12,100
Hill, Vice
President

(1) Incentive options were granted on April 18, 1998 pursuant to the 1994 Plan. No SARs can be granted with incentive options. The options are not exercisable until the date six months after the date of grant.

(2) The Black-Scholes option valuation model was used to estimate the grant date present value of each option at April 18, 1998 at $2.42.


                 AGGREGATED OPTION/SAR EXERCISES
                     IN LAST FISCAL YEAR AND
                    YEAR-END OPTION/SAR VALUES
                             5/31/98

                                   (1)
                                 Number of           (2)
                                 Securities        Value of
                                 Underlying        Unexercised
                                 Unexercised       In-the-Money
                                 Options/SARs      Options/SARs
           Shares                At Fiscal         At Fiscal
           Acquired              Year End          Year End
           On          Value     Exercisable(E)    Exercisable(E)
Name       Exercise(#) Realized Unexercisable(U) Unexercisable(U)


Douglas P.  7,350     $23,886      22,000 (E)       $24,308 (E)
Taylor,                             5,000 (U)       $   -   (U)
Chairman, President
CEO

Richard G.   -0-          -0-      15,000 (E)       $   445 (E)
Hill,                               5,000 (U)       $   -   (U)
Executive Vice
President

(1) Exercisable options that include SARs granted in tandem with that option, the exercise of SARs reduces the number of shares subject to the related option.

(2) Value is the difference between the market value of the Company's common stock on May 31, 1998 or $3.969, and the exercise price for the options.

Item 3.       APPROVAL OF 1998 TAYLOR DEVICES, INC.
                        STOCK OPTION PLAN

          The 1998 Taylor Devices, Inc. Stock Option Plan ("1998 Plan") provides for the grant of options to purchase common stock in the Company to certain employees of the Company and any subsidiary, the majority of the voting stock of which is owned, directly or indirectly, by the Company ("Subsidiary"), as well as to the Company's Directors. The employees will be selected by the Compensation Committee of the Board of Directors of the Company, which is comprised of two or more Directors, appointed by the Board, selected from those Directors who are not employees of the Company or any Subsidiary ("Committee"). The current Compensation Committee members are Messrs. Clark, Gastel and Hofmar. If the 1998 Plan is adopted by Shareholders at the Annual Meeting, the Committee will remain the same. Committee members are eligible to participate in the 1998 Plan on a restricted basis pursuant to a predetermined formula.

        The Committee is authorized to designate an option as either an "Incentive Stock Option" or a "Non-Qualified Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Under the 1998 Plan, a maximum of 125,000 shares of common stock are reserved for the grant of options.

          Incentive Stock Options to purchase 5,000 shares of common stock will be granted annually to each employee-Director, and Non-Qualified Stock Options to purchase 5,000 shares of common stock will be granted annually to each non-employee Director, on April 18 of each year that the 1998 Plan is in effect, commencing April 18, 1999. No additional options may be granted to such individuals, absent an amendment to the 1998 Plan. If the President of the Company determines, in his sole discretion, that on such date that the Company is in possession of material non-public information concerning the Company's business, the grant shall be delayed until the third day following publication of such information, or the date of the event which renders such information immaterial.

          The option price shall be 100% of the fair market value of each share of common stock on the date the option is granted.
If an Incentive Stock Option is granted to an individual owning (directly or indirectly) more than 10% of the total combined voting power of outstanding common stock of the Company or any Subsidiary, the purchase price per share shall be 110% of the fair market value of the stock at the date of grant, and the option, by its terms, will not be exercisable more than five years from the date of grant.

          For purposes of the 1998 Plan, "fair market value" is the final closing price for one share of the Company's common stock, as quoted by the NASDAQ system for the date of grant. If no final closing price is quoted for such date, the fair market value shall be determined by reference to the next preceding day for which such price is quoted. In the event no closing price is available, then the fair market value of one share of common stock on the date the option is granted shall be determined by the Committee or by the Board of Directors.

          Options granted under the 1998 Plan shall terminate on the date determined by the Committee and specified in the option agreement which will accompany each grant of an option, but, in any event, not later than 10 years after the date of grant. An option held by an individual whose employment is terminated shall terminate (1) if the option holder is permanently and totally disabled, one year after the date of termination of employment (in the case of Incentive Stock Options) and upon the expiration date (in the case of Non-Qualified Stock Options); (2) in the case of a Non-Qualified Option held by an individual who dies, within one year from the date of death of such individual; (3) immediately, if employment is terminated for cause, unless some other expiration date is fixed by the Committee; or (4) three months after the date employment terminates for any other reason (in the case of Incentive Stock Options), or (in the case of Non-Qualified Stock Options) 18 months after employment terminates or such other date as the Committee may fix. Whether an authorized leave of absence for military or governmental service constitutes termination of employment for purposes of the 1998 Plan shall be determined by the Committee. In no event, however, shall any option be exercisable after its expiration date.

          No option granted under the 1998 Plan is assignable or transferable, other than by will or the laws of descent and distribution; during the lifetime of the optionee, the option shall be exercisable only by the optionee.

          The full text of the 1998 Plan is annexed as Exhibit
"A".


ACCOUNTING TREATMENT

          Under the 1998 Plan, neither the grant nor exercise of an option results in a charge against earnings.


TAX TREATMENT

          The Company is advised by counsel that, under the present provisions of the Code and Code regulations, the federal income tax treatment of stock options under the 1998 Plan will depend upon whether the option is (1) an Incentive Stock Option intended to qualify under Section 422 of the Code or (2) a Non-Qualified Stock Option (all other options).

          The federal income tax consequences described in this section are based on laws and regulations in effect on August 3, 1998, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. Optionees also may be subject to additional taxes under state tax laws which may differ from the applicable federal income tax laws described in this section.

          Incentive Stock Options. Generally, no taxable ordinary income is recognized by an employee upon the exercise of an Incentive Stock Option.

          If common stock acquired pursuant to the exercise of an Incentive Stock Option is held by the employee for at least two years from the date of grant and at least one year from the date the common stock is transferred to that employee, and, if that employee remains employed by the Company at all times from the date of grant of the option until three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee or three months before death in the case of a deceased employee), the employee will not recognize income for regular tax purposes upon the exercise of the option. Exercise may result in recognition of income for alternative minimum tax purposes. Upon the later disposition of the common stock, the employee will recognize long-term capital gain or loss equal to the difference between the sales price and the purchase price. Under these circumstances, the Company will not receive a tax deduction at the time of either exercise or disposition. If the common stock acquired pursuant to the exercise of an Incentive Stock Option is not held by the employee for the time periods indicated above or otherwise fails to qualify, the option will be treated as a Non-Qualified Stock Option and the disposition will be subject to the income tax treatment described below under "Non-Qualified Stock Options".

          The Committee may, in its discretion, grant options that expire later than three months after termination of employment. Options exercised later than three months after termination of employment (except in the case of disability of the employee or death of the employee within three months of termination, in which case the applicable period is one year) will be treated for income tax purposes as Non-Qualified Stock Options.

          The amount by which the fair market value of the common stock on the exercise date of an Incentive Stock Option exceeds the purchase price will be an item of "tax preference" for purposes of the federal alternative minimum tax provisions of the Internal Revenue Code.

          Non-Qualified Stock Options. Unlike an Incentive Stock Option, the exercise of a Non-Qualified Stock Option results in the recognition of income for tax purposes which is subject to income tax withholding and may be subject to FICA tax withholding. However, the exercise of a Non-Qualified Stock Option does not result in an item of "tax preference" for purposes of the federal alternative minimum income tax.

          Upon exercise of a Non-Qualified Stock Option, an optionee, other than a person subject to Section 16(b) of the Securities Exchange Act of 1934 ("Reporting Person"), will recognize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock over the purchase price on the date of exercise.

          If, during the six months preceding the exercise of a Non-Qualified Stock Option, a Reporting Person has had a transaction in common stock which is treated as a purchase under
Section 16(b) of the Securities Exchange Act of 1934, then the Reporting Person will not recognize compensation from the exercise of such option until the expiration of six months following the date of the purchase transaction. At the expiration of that six month period, the Reporting Person will recognize compensation equal to the excess of the then fair market value of the common stock over any purchase price paid. However, a Reporting Person may make an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of exercise, to be taxed at the time of exercise upon the excess, if any, of the fair market value of the common stock on the date of exercise over the purchase price paid.

          An optionee's tax basis in common stock received upon exercise of options will generally be any purchase price paid plus the amount of taxable compensation recognized.

     To the Company. In general, the Company will be entitled to a deduction (subject to any general limitations) in connection with awards under the Plan only at such time, and in such amount, as optionees recognize ordinary income in connection with the awards. Thus, in the case of an Incentive Stock Option, assuming there is no disqualifying disposition, the Company will not be entitled to a deduction because the optionees will not recognize ordinary income. When exercise of a Non-Qualified Stock Option results in ordinary income to the optionee, the Company will be entitled to claim the available deduction. The Code requires satisfaction of the applicable reporting requirements as a condition to the Company's claiming its deduction.

     Gain and Loss. If common stock acquired through the exercise of a Non-Qualified Stock Option is sold, the optionee will generally recognize capital gain (or loss) equal to the amount by which the proceeds of sale exceed (or are less than) the optionee's basis in that common stock. The gain (or loss) will be long term if the common stock acquired under the 1998 Plan has been held for more than 18 months. If an optionee pays part or all of the exercise price of a Non-Qualified Stock Option by surrendering previously acquired Company common stock, then such optionee's tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased by exercise of the Option. If the optionee uses stock previously acquired as Incentive Stock Option stock for purposes of paying for stock in a later exercise but prior to the expiration of the required holding period for the Incentive Stock Option stock, this will be treated as a disqualifying disposition for such stock.

     General. The common stock to be issued or transferred pursuant to the 1998 Plan will be stock which will be madeavailable, at the discretion of the Board of Directors of the Company, either from authorized but unissued shares, or from shares reacquired by the Company, including shares purchased on the open market. Shares acquired pursuant to the exercise of options under the 1998 Plan by a Reporting Person shall not be sold or transferred for at least six months after the date of grant.

          No preemptive rights are applicable to the shares covered by the 1998 Plan. The cash proceeds to be received by the Company upon exercise of the options will be used for general corporate purposes.

          Resolution. In order to adopt the 1998 Plan, Shareholders are requested to approve and adopt the following resolution at the Annual Meeting of Shareholders:

          RESOLVED, that the 1998 Taylor Devices, Inc.
          Stock Option Plan, attached as Exhibit "A" to the Company's Proxy Statement and furnished to Shareholders in connection with the Annual
          Meeting of Shareholders of the Company held on November 6, 1998, be, and hereby is, approved and adopted.

          If approved and adopted, the 1998 Plan will become effective on the date of adoption by Shareholders. Approval and adoption of this Item 3 requires the affirmative vote of a majority of votes cast at the Annual Meeting by Shareholders who are entitled to vote.

     Management recommends a vote "FOR" Item 3.

                   EMPLOYEE STOCK PURCHASE PLAN

          The Company offers a Stock Purchase Plan generally to all its employees. There is a total of 48,789 shares available for distribution to all qualified employees at September 23,1998. The Company also provides a 401(k) plan for its employees.

       INDEMNIFICATION INSURANCE FOR DIRECTORS AND OFFICERS

          On July 24, 1998, the Company renewed a director and officer indemnification insurance policy written by Royal Indemnity. The renewal was for a one-year period at an annual premium of $17,870. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacities. No payments or claims for indemnification or expenses have been made under any directors and officers insurance policies purchased by the Company.

             TRANSACTIONS WITH MANAGEMENT AND OTHERS

          The Company leases a portion of the property where it does business from its affiliate, Tayco Realty, pursuant to the terms of a lease which will expire on October 31, 2005. Rental payments by the Company for fiscal 1998 totaled $164,827. The total rent paid by the Company is determined by a base rate of $10.64 per square foot, and is subject to adjustment for increases in taxes, maintenance costs and for utilization of additional space by the Company. The Company also pays for certain expenses incurred for the operation of the facilities. Developments owns approximately 42% of Tayco Realty, with 58% owned by the Company.

          Under the License Agreement ("License Agreement"), dated November 1, 1959, Developments granted the Company certain preferential rights to market in the United States and Canada all existing and future inventions and patents owned by Developments. The term of the License Agreement is the life of the last-to-expire patent on which the Company is paying royalties, which is December 1, 2014.

          The Company pays a 5% royalty to Developments on sales of items sold and shipped. The License Agreement also provides for Developments to pay the Company 10% of the gross royalties received from third parties who are permitted to make, use and sell machinery and equipment under patents not subject to the License Agreement, and apparatus and equipment subject to the License Agreement, but modified by the Company, the rights to such modification having been assigned to Developments. No royalties were received in fiscal 1998.

          Developments and Tayco Tech (now the Company) entered into a patent license ("Patent License") in 1987, amended in 1994, granting the Company the right to manufacture and sell, in the United States and Canada, products relating to plastic, composite cylindrical products, such as Liquid Springs, Spring Shoks and Actuators, Accumulators and Pneumatic Shocks, which are covered by certain of Developments' patents. The term of the Patent License is the life of the last-to-expire patent, which is 2014. Developments earns royalties a rate of 5% of sales price. Royalties, if any, are paid quarterly. No royalties were received in fiscal 1998. During fiscal 1998, however, the Company accrued royalties to Developments under the License Agreement and the Patent License of $138,368. Payments are current.

          The Company, Developments, and Tayco Realty share common management and a close business relationship. Particularly as it relates to the Company and Developments, as separate corporations responsible to their own shareholders, corporate interests may from time to time diverge regarding various aspects of business, including development and licensing of future inventions and patents. In that case, Developments would be permitted to license future patents and inventions to licensees other than the Company, which may render the Company's present License Agreement only minimally beneficial.

          All transactions described above are on as favorable a basis to the Company, as if entered into with an unaffiliated party.

                       INDEPENDENT AUDITORS

          The Board of Directors approved a change of auditors in fiscal 1998. The change was for economic reasons and not the result of any disagreement with, or adverse opinion or disclaimer of opinion of, the Company's former accountants, J.D. Elliott & Co., Inc. See Current Report on 8-K dated and filed with the Securities and Exchange Commission on April 14, 1998. A representative of Lumsden & McCormick, LLP, the Company's auditors for fiscal 1998 and the accounting firm recommended by the Audit Committee to serve as the Company's certified public accountants for fiscal 1999, will attend the Annual Meeting of Shareholders. This representative will be available to respond to questions raised orally, and will be given the opportunity to make a statement, if desired.


                    PROPOSALS OF SHAREHOLDERS

          Proposals of shareholders intended to be presented to the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company prior to June 1, 1999, for inclusion in the Proxy Statement and form of proxy. Shareholders wishing to propose matter for consideration at the 1999 annual meeting must follow certain specified advance notice procedures set forth in the Company's By-Laws, a copy of which is available upon written request to:

               Joseph P. Gastel, Secretary
               Taylor Devices, Inc.
               90 Taylor Drive
               P.O. Box 748
               North Tonawanda, New York  14120-0748

          The By-Laws designate procedures for the calling and conduct of a meeting of shareholders, including, but not limited to, specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of shareholder proposals, and the procedures and requirements for shareholder nomination of directors.

                       FINANCIAL STATEMENTS

          The financial statements of the Company are contained in the Company's 1998 Annual Report which accompany's this Proxy
Statement.

                          OTHER MATTERS

Voting

          Under the BCL and the Company's By-Laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority with respect to any particular matter.

          Once a quorum is established under the BCL and the By-Laws, adoption of Item 1 to create a classified Board of Directors requires the affirmative vote of a majority of all shares outstanding and entitled to vote. Directors standing for election must be elected by a plurality of votes cast, at the meetings, regardless of whether Item 1 is adopted or whether directors are elected to their respective class terms or for only the ensuing year. Item 3, adoption of the 1998 Plan, requires the affirmative vote of a majority of votes cast at the meeting. "Other business," if properly brought before the meeting, may be adopted by a majority of votes cast at the meeting.

          For voting purposes, all proxies marked "for", "against", "abstain", or "withhold authority" will be counted in accordance with such instruction as to each item. In no event will an abstention be counted as a vote cast. No broker non-votes will be counted for any item.

          The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company. The Company has retained the services of Regan & Associates, Inc. to assist in the solicitation of proxies under a contract providing for payment of $3,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitations by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

          The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.


                         BY ORDER OF THE BOARD OF DIRECTORS

                         /S/ Joseph P. Gastel

                         Joseph P. Gastel, Secretary




DATED:    September 28, 1998
          North Tonawanda, New York















                       TAYLOR DEVICES, INC.
                 PROXY SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS

                  ANNUAL MEETING OF SHAREHOLDERS
            TO BE HELD NOVEMBER 6, 1998, AT 10:00 A.M.
                UNIVERSITY INN & CONFERENCE CENTER
            2401 NORTH FOREST ROAD, AMHERST, NEW YORK

          The undersigned hereby appoints Douglas P. Taylor and Joseph P. Gastel, and each of them, with full power of substitution as proxies for the undersigned to attend the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held at the University Inn & Conference Center, 2401 North Forest Road, Amherst, New York at 10:00 A.M. on November 6, 1998, and at any adjournment thereof, to vote and act with respect to all Common Shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

          The Board of Directors recommends that you vote FOR:

1.   AMENDMENT TO BY-LAWS TO CREATE CLASSIFIED BOARD

          [    ]   FOR   [    ]   AGAINST    [    ]   ABSTAIN


2.   ELECTION OF DIRECTORS

IF ITEM 1 IS ADOPTED, DIRECTORS WILL BE ELECTED TO THE CLASS AND
TERMS SHOWN IN THE PROXY STATEMENT; IF ITEM 1 IS NOT ADOPTED,
DIRECTORS WILL BE ELECTED TO AN ANNUAL TERM.

                                                  DIRECTORS
                                              Douglas P. Taylor
                                              Richard G. Hill
                                              Joseph P. Gastel
                                              Donald B. Hofmar
                                              Randall L. Clark

   FOR           Withhold Authority          Withhold Authority
All Nominees     for All Nominees            as Indicated

  [     ]            [     ]                    [     ]



                                   _____________________________

(Withhold authority for any nominee whose name(s) is written above)





3.   ADOPTION OF 1998 TAYLOR DEVICES, INC. STOCK OPTION PLAN

          [    ]   FOR   [    ]   AGAINST    [    ]   ABSTAIN


4. In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting or any adjournment(s).

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy will be voted as directed, but if no direction is indicated, it will be voted - FOR the Amendment to By-Laws in Item 1; FOR the nominees described in Item 2; FOR the 1998 Plan described in Item 3; and in the discretion of the proxies, on such other matters as may properly come before the Annual Meeting of any adjournment or postponements thereof.

Receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

[  ] Please check ( ) this box if you plan to attend the Annual
Meeting.


DATED: ________________, 1998


                       ________________________________________


Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer. PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

















                            Exhibit A
                       TAYLOR DEVICES, INC.
              TEXT OF THE 1998 TAYLOR DEVICES, INC.
                  STOCK OPTION PLAN AS PROPOSED

1.   PURPOSES OF THE PLAN

          The purpose of the Taylor Devices, Inc. 1998 Stock Option Planis to provide a method by which those employees of the Company and itsSubsidiaries who are largely responsible for the management, growth, andprotection of the business, and who are making and can continue to makesubstantial contributions to the success of the business,may beencouraged to acquire a larger stock ownership in the Company thusincreasing their proprietary interest in the business, providing themwith greater incentive for their continued employment, and promoting theinterests of the Company and all its shareholders. Accordingly, theCompany will, from time to time during the term of the Plan, grant tosuch employees as may be selected in the manner provided in thePlan,options to purchase shares of Common Stock of the Company subjectto the conditions provided in the Plan.

2.   DEFINITIONS

          Unless the context clearly indicates otherwise, the followingterms have the meanings set forth below.

     (a) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Compensation Committee of the Company as described in Section 3 of the Plan.

     (d) "Common Stock" means the common stock of the Company, $0.025 par value.

     (e) "Company" means Taylor Devices, Inc., a New York corporation with its principal place of business at 90 Taylor
Drive, North Tonawanda, New York.

     (f) "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Board or Committee pursuant to the Plan.

     (g) "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

     (h) "Non-Qualified Stock Option" means any Option granted under the Plan other than an Incentive Stock Option.

     (i) "Option" means an option granted pursuant to Section 5 of the Plan to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Non-Qualified
Stock Option.

     (j) "Optionee" means an individual to whom an Incentive Stock Option or a Non-Qualified Stock Option is granted pursuant to the Plan.

     (k) "Permanent and Total Disability," as applied to an Optionee, means that the Optionee has (1) established to the satisfaction of the Company that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (2) satisfied any requirement imposed by the Committee.

     (l) "Plan" means the Taylor Devices, Inc. 1998 Stock Option
Plan as set forth herein and as may be amended from time to time.

     (m) "Subsidiary" means any stock corporation of which a majority of the voting common or capital stock is owned, directly or indirectly, by the Company and any company designated as such by the Committee, but only during the period of such ownership or designation.

3.   ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee, which shall be composed of two or more Directors who are appointed by the Board of Directors and selected from those Directors who are not employees of the Company or a Subsidiary. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the Company's By-Laws as applicable to the Executive Committee, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be valid acts of the Committee.
     (b) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration,or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

     (c) Any determination, decision, or action of the Committee provided for in the Plan may be made or taken by action of the Board, if it so determines, with the same force and effect as if such determination, decision, or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact thata member of the Board who is not then a member of the Committee shall at the time be, or shall theretofore have been, or thereafter may be a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor or against any amendment or repeal of the Plan, provided that such vote shall be in accordance with the recommendations of the Committee.

4.   STOCK SUBJECT TO THE PLAN

     (a) The Common Stock to be issued or transferred under the Plan will be the Company's Common Stock which will be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 125,000 shares.

     (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

5.   GRANT OF THE OPTIONS

     (a)  Key Employees Who Are Not Directors

          The Committee may from time to time, subject to the provisions of the Plan, grant Options to key employees of the Company or of a Subsidiary who are not Directors to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Non-Qualified Stock Option, or the Committee may designate a portion of the Option as an Incentive Stock Option and the remaining portion as a Non-Qualified Stock Option.

     (b)  Directors

          Incentive Stock Options to purchase 5,000 shares of Common Stock shall be granted annually to each of those persons who are then employee Directors of the Company, and Non-Qualified Stock Options to purchase 5,000 shares of Common Stock shall be granted annually to each of those persons who are then non-employee Directors of the Company, on April 18 of each year, commencing April 18, 1999. Each such option shall vest and be exerciseable immediately upon grant and shall expire upon the date 10 years thereafter. Notwithstanding any of the provisions of the Plan to the contrary, no additional Options may be granted to Directors absent an amendment to the Plan in accordance with Section 13. If the President of the Company determines in his or her sole discretion that on such date the Company is in possession of material non-public information concerning its business, such grant shall be delayed until the third day following publication of such information or the date of an event which renders such information immaterial.

6.   OPTION PRICE

          The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of the fair market value in the case of an Incentive Stock Option granted to an individual described in subsection 7(b) of the Plan. For purposes of the Plan, the fair market value of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System for the day of the grant; if there is only one price quoted for the day of grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. In the event that no previous closing price is available, then the fair market value of oneshare of Common Stock on the day the Option is granted shall be determined by the Committee or by the Board. The purchase price shall be subject to adjustment only as provided in Section 14 of the Plan.

7.   ELIGIBILITY OF OPTIONEES

     (a) Options shall be granted only to persons who either are key employees or non-employee Directors of the Company or of a Subsidiary as determined by the Committee at the time of the grant. The term "employees" shall include persons who are Directors or Officers who are also employees of the Company or of any Subsidiary.

     (b) Any other provision of the Plan notwithstanding, an individual who owns more than ten percent of the total combined voting power of outstanding Common Stock of the Company or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in sections 6 and 9(a) of the Plan are satisfied. For purposes of this subsection (b), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which such individual holds an Option shall not be counted. Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the option. Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Optionee or by another person.

     (c) Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to (1) select the key employees to be granted Options (it being understood that more than one Option may be granted to the same person), (2) determine the number of shares subject to each Option, (3) determine the date or dates when Options will be granted, (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to
Section 9 of the Plan, (6) determine whether or not an option constitutes an Incentive Stock Option, and (7) prescribe the form, which will be consistent with the Plan, of the documents evidencing any Options granted under the Plan.

     (d) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate the Optionee's employment at any time and for any reason.

8.   NON-TRANSFERABILITY

          No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, the Option shall be exercisable only by such Optionee.

9.   TERM AND EXERCISE OF OPTIONS

     (a) Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the Grant Date. However, any Option designated as an Incentive Stock Option granted to a more than ten percent shareholder shall terminate not later than five years after the Grant Date. The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Section 10 of the Plan.

     (b) A person electing to exercise an Option shall give written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. The purchase price upon the exercise of an Option shall be paid in full in cash; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the manner provided in Section 6 of the Plan (with respect to the determination of the fair market value of Common Stock on the date an Option is granted). However, if an Optionee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of unrestricted Common Stock already owned by the Optionee, the Company may require that the Optionee have owned the stock for a period of time that would not cause the exercise to create a charge to the Company earnings. Such provisions may be used by the Company to prevent a pyramid exercise. As conditions to exercising an Option, the holder must
(1) arrange to pay the Company any amount required to be withheld under any tax law on the account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Stock acquired upon the exercise and agree to pay the Company any amount required to be withheld under any tax law on account of the disposition. Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

     (c) An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date the Stock Certificate is issued evidencing ownership of the shares. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities, or other property, or distributions or other rights for
which the record date is prior to the date such Stock   Certificate
is issued, except as provided in Section 14 of the Plan.

     (d) A person may, in accordance with other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

10.  TERMINATION OF EMPLOYMENT

          If an Optionee severs from all employment with the Company and/or its Subsidiaries, any Option granted to him or her under the Plan shall terminate as follows:

     (a) An Option held by an Optionee who is Permanently and Totally Disabled shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, upon its expiration date;

     (b) A Non-Qualified Stock Option held by an Optionee shall be exercisable within a period of one year from the date the Optionee's death by the executor or administrator of the Optionee's estate or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution;

     (c) An Incentive Stock Option or a Non-Qualified Stock Option held by an Optionee whose employment terminates for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee; and

     (d) An Option held by an Optionee whose employment terminates for any reason other than those specified in subsection (a), (b), or (c) above shall expire (i) in the case of an Incentive Stock Option, three months after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, unless another date is fixed by the Committee, eighteen months after the date of termination.

          The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

          Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 10.

11.  MODIFICATION, EXTENSION, AND RENEWAL

      Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or may do so by cancellation and re-grant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option shall, without consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.  PERIOD IN WHICH GRANTS MAY BE MADE
          Options may be granted pursuant to the Plan and at any time on or before November 6, 2003.

13.  AMENDMENT OR TERMINATION OF THE PLAN

          The Board may at any time terminate, modify, or suspend the Plan, provided that, without the approval of the shareholders of the Company, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options may be granted under the Plan; (b) alters the method by which the Option price is determined; (c) extends any Option for a period of longer than ten years after the date of the grant; (d) materially modifies the requirements as to eligibility for participation in the Plan; or (e) alters this Section 13 so as to defeat its purpose. Further, no amendment, modification, or suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.  CHANGES IN CAPITALIZATION

     (a) In the event that the Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, then subject to the provisions of the subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated or which thereafter may become subject to an Option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to the price and other terms as may be necessary to reflect the foregoing events. The maximum number of shares of Common Stock upon which Options and Incentive Stock Options may be granted, as provided in Section 4(a) of the Plan, shall be adjusted proportionately to reflect any of the foregoing events.

     (b) If there shall be any other change in the number or kind of outstanding shares of stock of the Company, or any stock or other securities into which such stock shall have been changed, or for which it shall be exchanged, and if the Board or the Committee, as the case may be, shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted, or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.
     (c) Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board or the Committee, as the case may be, shall determine.

     (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted.

     (e) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

15.  LISTING AND REGISTRATION OF SHARES

     (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

     (b) If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition, the Company may place upon any stock certificate for shares issuable upon exercise of such Option such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

16.  TRANSFER OF OPTION SHARES

          Shares acquired by persons subject to Section 16 of the Securities Exchange Act of 1934, pursuant to the exercise of Options or a portion thereof, shall not be sold or transferred for at least six months after the date of grant.

17.  EFFECTIVE DATE OF PLAN

     Subject to the approval of the shareholders of the Company at the 1998 Annual Meeting of Shareholders, the Plan shall be effective as of November 6, 1998.